SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  ____________

                                   FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                         July 11, 2002 (June 14, 2002)


                          CATEGORY 5 TECHNOLOGIES, INC.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


      Nevada                            0-25463                 88-0367792
(State or Other Jurisdiction          (Commission              (IRS Employer
  of Incorporation)                    File Number)          Identification No.)



    2755 East Cottonwood Parkway, Suite 450, Salt Lake City, Utah       84124
    -------------------------------------------------------------       -----
           (Address of Principal Executive Offices)                  (Zip Code)




        Registrant's telephone number, including area code (801) 365-0455
                                                            -------------


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Item 5: Other Events
--------------------

         1. On June 20, 2002, the Company and the former shareholders of ePenzio, Inc. entered into an Amendment to Stock Purchase Agreement to clarify the responsibility for certain tax liabilities and adjust the purchase price with respect to the original acquisition. Pursuant to the agreement, the Company shall be responsible for, and shall pay, the income tax associated with $5,007,005 of ePenzio receivables the Company recorded on the Company's balance sheet and income statement in connection with its acquisition of the ePenzio, and $1,200,000 associated with the conversion by ePenzio from the cash to accrual method of accounting at the time of the acquisition, which is estimated to be approximately $1,100,000. Additionally, the former shareholders shall agreed to return to the Company, as a purchase price adjustment, an aggregate of 1 million shares, as set forth below:

                           Paul Anderson             500,000 shares
                           Brad Crawford             500,000 shares

              The transaction will be accounted for as a retirement of common stock and an increase in income taxes payable.

         2. Effective as of June 28, 2002, Mitchell Edwards, President and CFO, resigned as an officer and director of the Company, to pursue other interests.

         3. The Company reported as a subsequent event in its quarterly report on Form 10-Q for the quarterly period ended March 31, 2002 that Home, Inc. had decided not to renew its prior agreement with the Company. On June 14, 2002, the Company entered into a new agreement with Home, Inc. to act as a lead source for the Company. The Company believes that the new agreement is on more favorable terms than the prior agreement.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits
--------------------------------------------------------------------------

         10.1 Amendment to Stock Purchase Agreement by and among Category 5 Technologies, Inc. and the former shareholders of ePenzio, Inc., dated June 20, 2002.

         10.2 Severance Agreement and General Release by and between Category 5 Technologies, Inc., and Mitchell Edwards, dated June 28, 2002.

         10.3 Confidentiality and Marketing Agreement between Home, Inc. and Category 5 Technologies, Inc., dated June 14, 2002.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CATEGORY 5 TECHNOLOGIES, INC.


                                          /s/William Gibbs
Date:  July 11, 2002                     ---------------------------
                                          William Gibbs, CEO







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